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                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is entered into as of April 5,2006 by and among Kimco Realty Corporation, a Maryland corporation (the "Company"), and the persons listed on Exhibit A (each, a Holder and collectively, the "Holders"), which contemporaneously herewith are to become members of Kimco Pergament, LLC, a Delaware limited liability company (the "LLC").

     WHEREAS, the Holders are to receive contemporaneously herewith Class B Units of limited liability company interests in the LLC ("Units"), issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the contribution to the LLC of direct or indirect interests in real property pursuant to that certain Agreement to Contribute and Form Limited Liability Company among Centereach Associates, LLC, Bay Shore Associates, LLC, Kimco Pergament, Inc., as assignee of KRC Acquisition Corp., and the Company, dated as of December 9, 2005 (the "Contribution Agreement");

     WHEREAS, pursuant to the Limited Liability Company Agreement of the LLC (the "Limited Liability Company Agreement") such Units may, after the first anniversary of the Effective Date with (the "Lock-Up Expiration Date"), be tendered by the Holder thereof for redemption by the LLC for cash or, at the Company's election, shares of the Company's common stock, par value $.01 per share ("Common Stock"); and

     WHEREAS, it is a condition precedent to the closing of the Contribution Agreement that the Company provide the Holders with the registration rights set forth in Section 2 hereof.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Effective Date" shall mean April 5, 2006.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "NYSE" shall mean the New York Stock Exchange.

     "Person" shall mean an individual, partnership, corporation, limited liability company, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in a Registration Statement at the time the Registration Statement was declared effective by the SEC, as subsequently amended or supplemented by any prospectus supplement relating to the terms of the offering of any portion

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of the Registrable Shares covered by such Registration Statement, and in each case including all material incorporated by reference therein.

     "Registrable Shares" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement (including, without limitation, Shares issued to the Holders in exchange for Units pursuant to an effective original issuance Registration Statement), (ii) Shares sold pursuant to Rule 144 under the Securities Act or (iii) Shares eligible (or which would be eligible in the absence of the Holder's ownership of Common Stock other than Registrable Shares) for sale pursuant to Rule 144(k) under the Securities Act. For clarification, it is understood that once Shares have been issued to a Holder under an effective Registration Statement, such Shares are no longer Registrable Shares no matter who holds such Shares, and, accordingly, neither the Holder nor any subsequent holder (whether or not such holder is an affiliate of the Company) of such Shares has any further registration rights with respect to such Shares under this Agreement.

     "Registration Expenses" shall mean any and all expenses incurred by the Company incident to the performance of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws and the rules of the NYSE or the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges pursuant to Section 2(e) hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by a selling Holder, the fees and disbursements of counsel representing a selling Holder, fees and expenses of any underwriter engaged by a selling Holder and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a selling Holder, all of which shall be borne by such Holder in all cases.

     "Registration Statement" shall mean any registration statement of the Company pursuant to the requirements of the Securities Act which covers any of the Registrable Shares on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments and supplements, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.

     "Shares" shall mean the shares of Common Stock issued or to be issued to the Holder(s) upon redemption or in exchange for its or their Units, as appropriately adjusted on account of any stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

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     2. Registration.

          (a) Filing of Issuance Registration Statement. Subject to the provisions of Section 2(b) below, the Company will file with the SEC a Registration Statement on Form S-3 (the "Initial Issuance Registration Statement") under Rule 415 under the Securities Act, relating to the issuance to the Holders of Shares in exchange for the Units acquired pursuant to the Contribution Agreement, such filing to be made on a date (the "Filing Date") which is no earlier than two weeks before the Lock-Up Expiration Date and no later than two weeks after the LockUp Expiration Date; provided, however, that, notwithstanding the foregoing, the Filing Date may be such other date as may be required under applicable provisions of the Securities Act or as may be required by the SEC pursuant to its interpretation of applicable federal securities laws and the rules and regulations promulgated thereunder. Unless a Successor Issuance Registration Statement is an "automatic shelf registration statement" as defined in Rule 405 under the Securities Act, the Company shall use its reasonable efforts to cause the Initial Issuance Registration Statement to be declared effective by the SEC for all of the Registrable Shares covered thereby within ninety (90) days after the Filing Date. In the event that the Company is unable to cause the Initial Issuance Registration Statement to be declared effective by the SEC within ninety (90) days following the Filing Date, then the provisions of Section 2(b) shall apply. Notwithstanding the availability of rights under Section 2(b), the Company shall continue to use its reasonable efforts to cause such Initial Issuance Registration Statement to be declared effective by the SEC until such time as the Company shall file and have declared effective a Resale Shelf Registration Statement (as hereinafter defined) in accordance with Section 2(b). In the event that the Initial Issuance Registration Statement will cease to be effective pursuant to Rule 415(a)(5) under the Securities Act prior to the Issuance Registration Expiration Date (as defined below), then, immediately prior to the time such Initial Issuance Registration Statement would cease to be effective, the Company will file with the SEC a Registration Statement on Form S-3 under Rule 415 under the Securities Act (a "Successor Issuance Registration Statement", and together with the Initial Issuance Registration Statement, the "Issuance Registration Statements"), relating to the issuance to the Holders of Shares covered by such Initial Issuance Registration Statement. Additionally, in the event that any Successor Issuance Registration Statement will cease to be effective pursuant to Rule 415(a)(5) under the Securities Act prior to the Issuance Registration Expiration Date, then, immediately prior to the time such Successor Issuance Registration Statement would cease to be effective, the Company will file an additional Successor Issuance Registration Statement relating to the issuance to the Holders of Shares covered by such then effective Successor Issuance Registration Statement. Unless a Successor Issuance Registration Statement is an "automatic shelf registration statement" as defined in Rule 405 under the Securities Act, the Company will use its reasonable efforts to cause such Successor Issuance Registration Statement to be declared effective by the SEC for all Registrable Securities covered thereby within one hundred eighty (180) days of the third anniversary of the initial effective date of the Registration Statement it is to succeed. In the event that the Company is unable to cause a Successor Issuance Registration Statement to be declared effective by the SEC within one hundred eighty (180) days of the third anniversary of the initial effective date of the Registration Statement it is to succeed, then the provisions of Section 2(b) shall apply. Notwithstanding the availability of rights under Section 2(b), the Company shall continue to use its reasonable efforts to cause such Successor Issuance

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Registration Statement to be declared effective by the SEC until such time as the Company shall file and have declared effective a Resale Shelf Registration Statement (as hereinafter defined) in accordance with Section 2(b). The Company agrees to use its reasonable efforts to keep an Issuance Registration Statement effective at all times until the date (the "Issuance Registration Expiration Date") which is the earlier of (i) the date on which all Holders have tendered their Units for redemption and the redemption price therefor (whether paid in cash or in Common Shares) has been delivered to the Holders or (ii) the date on which the Holders no longer hold any Units or Registrable Shares. The Company shall use its reasonable efforts to cause each Issuance Registration Statement to be an "automatic shelf registration statement" as defined in Rule 405 under the Securities Act, to the extent that the Company is eligible to do so.

          (b) Registration Statement Covering Resale of Common Shares. In the event that, for any reason, the Company determines that it (i) is unable to cause the Initial Issuance Registration Statement to be declared effective by the SEC within ninety (90) days following the Filing Date, (ii) unable to cause a Successor Issuance Registration Statement to be declared effective by the SEC within one hundred eighty (180) days of the third anniversary of the initial effective date of the Registration Statement it is to succeed, or (iii) (except as otherwise permitted by Section 7) is unable or it is impracticable to keep an Issuance Registration Statement relating to the issuance to the Holders of Shares in exchange for the Units effective at all times after the Lock-Up Expiration Date and until the Issuance Registration Expiration Date, the Company shall file with the SEC a Registration Statement on Form S-3 (a "Resale Shelf Registration Statement") under Rule 415 under the Securities Act relating to the resale by the Holders of their Registrable Shares. The Company shall use its reasonable efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company agrees to use its reasonable efforts to keep the Resale Shelf Registration Statement, after its date of effectiveness, continuously effective until the date (the "Resale Shelf Registration Expiration Date") which is the earlier of
(x) the date on which all Registrable Shares have been disposed of by the Holders or (y) the date on which all Registrable Shares are eligible for sale pursuant to Rule 144(k) (or any successor provision). After the Company has filed the Resale Shelf Registration Statement, any obligation of the Company to file an Issuance Registration Statement pursuant to Section 2(a) above with respect to the Registrable Shares registered by the Resale Shelf Registration Statement shall be suspended for as long as the Resale Shelf Registration Statement remains effective. The Company shall use its reasonable efforts to cause each Resale Shelf Registration Statement to be an "automatic shelf registration statement" as defined in Rule 405 under the Securities Act, to the extent that the Company is eligible to do so.

          (c) Right to Satisfy with Cash in Lieu of Shares. In the event that
(x) the Company fails for any reason to file or obtain the effectiveness of an Issuance Registration Statement or the Resale Shelf Registration Statement or (except as otherwise permitted by Sections 7(a), 7(b) and 8) does not keep any such Issuance Registration Statement or Resale Shelf Registration Statement effective until the Issuance Registration Statement Expiration Date or the Resale Shelf Registration Statement Expiration Date, as applicable, and (y) the Company satisfies a Holder's redemption right with respect to Units by causing the redemption or exchange of such Units for cash as permitted under the Limited Liability Company Agreement,

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then the Company shall not be deemed to have breached any of its obligations under this Agreement with respect to such Holder.

          (d) Notification and Distribution of Materials. The Company shall notify each Holder of the effectiveness of any Registration Statement applicable to the Shares of such Holder and, in the case of a Resale Shelf Registration Statement, shall furnish to each such Holder the number of copies of such Registration Statement and the Prospectus contained therein as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in such Registration Statement.

          (e) Amendments and Supplements; Exchange Listing Applications. The Company shall prepare and file with the SEC from time to time such amendments and supplements to any Registration Statement and Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (i) such time as all of the Registrable Shares have been issued or disposed of in accordance with the intended methods of disposition by the Holders or issuance by the Company as set forth in such Registration Statement or (ii) the date on which such Registration Statement ceases to be effective in accordance with the terms of this Section 2. Upon twenty (20) business days' notice, the Company shall file any supplement or post-effective amendment to such Registration Statement or Prospectus with respect to the plan of distribution or such Holder's ownership interests in Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under the Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Stock is then listed or quoted.

          (f) Notice of Certain Events. At any time when a Prospectus relating to a Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall immediately notify each Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each applicable Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares sold under the Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

     3. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities

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or "Blue Sky" laws of such states as any Holder may reasonably request in writing, and the Company shall use its reasonable efforts to cause such filings to become effective; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its reasonable efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the applicable Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the applicable Registration Statement ceases to be effective in accordance with Section 2. The Company shall promptly notify each Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation of any threat of any proceeding for such purpose.

     4. Expenses. Except as otherwise provided in this Section 4, the Company shall bear all Registration Expenses incurred by the Company in connection with the registration of the Registrable Shares pursuant to this Agreement. Each Holder shall be responsible for any brokerage or underwriting fees, discounts or commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by it, for any fees and expenses of any underwriter engaged by it, and for any legal, accounting and other expenses incurred by it. In the event that the Company (in its sole discretion and without any obligation to do so) amends a Registration Statement in response to a request by a Holder for such amendment for the purpose of (i) reflecting ownership of Units or Shares by a Person to whom the Holder transferred such Units or Shares, or (ii) reflecting a change in the plan of distribution or ownership interests with respect to a Holder's Registrable Shares, then the Holder requesting such amendment shall bear all fees, costs and expenses incurred by the Company or by such Holder in connection therewith, including fees related to the delisting of Shares from any national securities exchange or quotation system on which such Shares had been listed for trading.

     5. Indemnification by the Company.

          (a) The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder's respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls such Holder within the meaning of the Securities Act (each an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including, without limitation, reasonable fees, expenses and disbursements of attorneys documented in writing), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company shall not be liable to such Indemnitee or any other person to the extent that any such loss, claim,

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damage, liability (or action or proceeding in respect thereof), cost or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such Prospectus in reliance upon and in conformity with information which was furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by or on behalf of a Holder or any other Indemnitee or (ii) a Holder's failure to send or give a copy of the most current Prospectus furnished to the Holders by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such Prospectus.

          (b) In the event the Company or any Holder receives a complaint, claim or other notice of any loss, claim, damage, action or liability (collectively, a "Liability") giving rise to a claim for indemnification under Section 5(a) above or Section 6 below, the indemnified party shall promptly notify the person(s) against whom indemnification is sought of such complaint, claim or other notice, and the indemnifying party shall have the right to investigate and defend any such loss, claim, damage, liability or action; provided, that the failure to promptly give notice shall not relieve the indemnifying party from the indemnification obligations hereunder except to the extent that such party is materially prejudiced by the failure or delay of the indemnified party in giving such notice. If any such complaint, claim or other notice of any Liability is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel shall be at the expense of the indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties different from or in addition to those available to the indemnifying party or parties, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or has failed to employ counsel reasonably satisfactory to such indemnified party, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. The indemnifying party or parties shall not, unless there exists a conflict of interest among the indemnified parties, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such

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jurisdiction at any time for all such indemnified parties. All such fees, disbursements and other charges shall be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each affected indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this section unless such settlement, compromise or consent includes an unconditional release of each such indemnified party from all liability arising or that may arise out of such claim, action or proceeding. If a settlement is reached with such consent or if a final judgment is entered for the plaintiff, the indemnifying party agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     6. Covenants of Holder(s). Each Holder hereby agrees (a) to cooperate with the Company and to promptly furnish to the Company all such information concerning its plan of distribution and its ownership interests with respect to its Registrable Shares, and all such other information required to be furnished by the Securities Act in connection with the preparation of a Registration Statement with respect to such Holder's Registrable Shares and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver or cause delivery of the Prospectus contained in such Registration Statement (other than an Issuance Registration Statement) to any purchaser of the shares covered by such Registration Statement from the Holder and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act and each other person or entity, if any, subject to liability because of his, her or its connection with the Company against any and all losses, claims, damages, actions, liabilities, costs and expenses (including, without limitation, reasonable fees, expenses and disbursements of attorneys documented in writing) arising out of or based upon
(i) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with information regarding a Holder, its plan of distribution or its ownership interests, which was furnished to the Company by or on behalf of a Holder for use therein unless such statement or omission was corrected in a writing delivered to the Company not less than five (5) business days prior to the date of the final Prospectus or (ii) the failure by a Holder or any underwriter, broker, dealer or agent acting for on behalf of such Holder to deliver or cause to be delivered the most current Prospectus furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder. In connection with the preparation of a Registration Statement with respect to such Holders' Registrable Shares, the Company may distribute to the Holders one or more questionnaires or other documents (each, a "Request for Information") intended to solicit and/or update and/or confirm information with respect to each Holder (including, without limitation, such Holder's plan of distribution and then-current beneficial ownership of shares of Common Stock). The parties hereto expressly agree that the failure by a Holder to respond to any such Request for Information within the time period established therein by the Company (which may be no shorter than ten (10) business days after sending such Request for Information) may, at the Company's election, be deemed either (x) a representation and warranty from such Holder to the Company that all information set forth in such Request for Information (1) is true, correct and complete in all material respects and (2) may be relied upon by the Company in preparing such Registration Statement with the same effect under this Agreement as if such information were provided directly by the Holder to the Company, or (y) a waiver of any obligation of the Company hereunder to include such Holder's Registrable Shares in such Registration Statement.

     7. Suspension of Registration Requirement.

          (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder's Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement as soon as reasonably practicable.

          (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to cause a Registration Statement and any filings with any state securities commission to become effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period as circumstances exist (including, without limitation, pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) that would make it impractical or unadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement (such circumstances being hereinafter referred to as a "Suspension Event"), but such suspension shall continue only for so long as such event or its effect is continuing. The Company shall notify each Holder of the existence of any Suspension Event.

     8. Black-Out Period. Each Holder agrees that, following the effectiveness of any Registration Statement (except an Issuance Registration Statement) relating to Registrable Shares of such Holder, such Holder will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any filings with any state securities commissions at any time after such Holder has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. The Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company ("Advice"). Each Holder further agrees that, following the effectiveness of any Issuance Registration Statement, as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or any filings with any state securities commissions and until issuance of an Advice, (i) the Company may suspend during such period the issuance of Common Stock pursuant to an Issuance Registration


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

Statement (but any Common Stock not issued because of any such suspension must be delivered promptly following issuance of the Advice), and (ii) neither the LLC nor the Company shall be obligated during such period to redeem or exchange Units for cash. Any Advice given pursuant to this Section 8 shall be given by the Company promptly, but in any event not later than five (5) business days, after the conclusion of a Suspension Event.

     9. Additional Shares. The Company, at its option, may register, under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock of the Company or any shares of Common Stock or other securities of the Company owned by any other securityholder(s) of the Company.

     10. Contribution. If the indemnification provided for in Sections 5 and 6 hereof is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 5 or 6 hereof had been available under the circumstances.

     The Company and each of the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     Notwithstanding the provisions of this Section 10, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     11. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

     12. Amendments and Waivers. The provisions of this Agreement may not be amended, modified, supplemented or waived, in a manner adverse to a Holder who has not agreed with respect thereto, without the prior written consent of the Company and the Holders of in excess of fifty percent (50%) of the aggregate of all outstanding Registrable Shares and Units that are convertible into Registrable Shares (which, for the purpose of this Section 12, are to be counted as if all such Units were converted into shares of Common Stock).

     13. Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 2(e) or
Section 7, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

          If to the Company: Kimco Realty Corporation
                             3333 New Hyde Park Road, Suite 100
                             New Hyde Park, New York 11042-0020
                             Attention: Edward Senenman

          with a copy to:    Kimco Realty Corporation
                             3333 New Hyde Park Road, Suite 100
                             New Hyde Park, New York 11042-0020
                             Attention: Barbara Briamonte, Esq.

                             and to:

                             Goodwin Procter LLP
                             Exchange Place
                             Boston, MA 02109-2881
                             Telecopy: (617) 523-1231
                             Attention: Andrew C. Sucoff, Esq.

          If to a Holder:    at the address listed under such Holder's name
                             on the Holder's signature page

          with a copy to:    Pryor Cashman Sherman & Flynn LLP
                             410 Park Avenue

                             New York, New York 10022
                             Telecopy: (212) 798-6923
                             Attention: Eric B. Woldenberg, Esq.

In addition to the manner of notice permitted above, notices given pursuant to Sections 2, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

     14. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, however, that the Company shall not be obligated to file or amend a Registration Statement for a permitted transferee of Units and, if the Company does make such filing or amendment, may condition the same on payment of expenses as contemplated by Section 4. This Agreement may not be assigned by any Holder without the written consent of the Company, which may be withheld in its sole discretion, and any attempted assignment hereof by any Holder without such consent will be void and of no effect and shall terminate all obligations of the Company hereunder, and the Holders shall indemnify the Company and the LLC against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), arising out of or based upon such attempted assignment.

     15. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within said State.

     17. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereof shall be enforceable to the fullest extent permitted by law.

     18. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     19. Additional Representations. Each Holder of Units agrees that upon surrender of any such Units for redemption or exchange as provided in the Limited Liability Company

Agreement and this Agreement, such Holder shall make such investment and other representations in connection with (and as a condition to) the issuance of Common Stock in exchange for such Units as the Company or the LLC may reasonably request in order to comply with federal and state securities law.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        KIMCO REALTY CORPORATION


                                        By: /s/ Edward Senenman
                                            ------------------------------------
                                        Name: Edward Senenman
                                        Title: Vice President

                  [See Attached Signature Page(s) of Holder(s)]

                [Signature Page to Registration Rights Agreement]

                          REGISTRATION RIGHTS AGREEMENT

                              HOLDER SIGNATURE PAGE

     The undersigned, desiring to become a Holder under, and legally bound by, that certain Registration Rights Agreement (the "Registration Rights Agreement"), dated as of April 5, 2006, by and among Kimco Realty Corporation and certain members of KIMCO Pergament LLC, hereby becomes a party to the Registration Rights Agreement. The undersigned agrees that this signature page may be attached to any counterpart copy of the Registration Rights Agreement.

                                        Holder: The Murray Pergament 1999
                                                Trust f/b/o Issue of Bruce
                                                Pergament


                                        By: /s/ Eric B. Woldenberg
                                            ------------------------------------
                                            Eric B. Woldenberg
                                            Trustee

                                        Address: c/o Pryor Cashman Sherman &
                                                 Flynn LLP
                                                 410 Park Avenue
                                                 New York, NY 10022
                                                 ATTN: Eric B. Woldenberg

                                        Telephone: 212-326-0865
                                        Telecopy: 212-798-6923
                                        Federal Tax ID#: 11-6551714

                                        Address for Notice:
                                        c/o Pryor Cashman Sherman & Flynn LLP
                                        410 Park Avenue
                                        New York, NY 10022
                                        ATTN: Eric B. Woldenberg

                                        The Holder Represents that, as of this
                                        day and without regard to Units owned by the Holder, it has beneficial ownership of (check one):

                                         X   No shares of Common Stock of Kimco
                                        ---  Realty Corporation

                                             The following number of shares of
                                        ---  Common Stock of Kimco Realty
                                             Corporation:

                                             -----------------------------------

                          REGISTRATION RIGHTS AGREEMENT

                              HOLDER SIGNATURE PAGE

     The undersigned, desiring to become a Holder under, and legally bound by, that certain Registration Rights Agreement (the "Registration Rights Agreement"), dated as of April 5, 2006, by and among Kimco Realty Corporation and certain members of KIMCO Pergament LLC, hereby becomes a party to the Registration Rights Agreement. The undersigned agrees that this signature page may be attached to any counterpart copy of the Registration Rights Agreement.

                                        Holder: Robert Pergament


                                        /s/ Robert Pergament
                                        ----------------------------------------
                                        Address: 17085 White Haven Drive
                                                 Boca Raton, FL 33496-5922

                                        Telephone: 561-487-8358
                                        Telecopy: 561-488-9423
                                        Federal Tax ID#: ###-##-####

                                        Address for Notice:

                                        17085 White Haven Drive
                                        Boca Raton, FL 33496-5922

                                        The Holder Represents that, as of this
                                        day and without regard to Units owned by the Holder, it has beneficial ownership of (check one):

                                         X   No shares of Common Stock of Kimco
                                        ---  Realty Corporation

                                             The following number of shares of
                                        ---  Common Stock of Kimco Realty
                                             Corporation:

                                             -----------------------------------

                          REGISTRATION RIGHTS AGREEMENT

                              HOLDER SIGNATURE PAGE

     The undersigned, desiring to become a Holder under, and legally bound by, that certain Registration Rights Agreement (the "Registration Rights Agreement"), dated as of April 5, 2006, by and among Kimco Realty Corporation and certain members of KIMCO Pergament LLC, hereby becomes a party to the Registration Rights Agreement. The undersigned agrees that this signature page may be attached to any counterpart copy of the Registration Rights Agreement.

                                        Holder: Centereach Associates, LLC

                                        By: /s/ Bruce Pergament
                                            ------------------------------------
                                            Bruce Pergament
                                            Manager

                                        Address: 1500 Old Northern Blvd.
                                                 Roslyn, NY 11576

                                        Telephone: 516-484-8800
                                        Telecopy: 516-484-9170
                                        Federal Tax ID#: 116244763

                                        Address for Notice:

                                        1500 Old Northern Blvd.
                                        Roslyn, NY 11576

                                        The Holder Represents that, as of this
                                        day and without regard to Units owned by the Holder, it has beneficial ownership of (check one):

                                         X   No shares of Common Stock of Kimco
                                        ---  Realty Corporation

                                             The following number of shares of
                                        ---  Common Stock of Kimco Realty
                                             Corporation:

                                             -----------------------------------

                          REGISTRATION RIGHTS AGREEMENT

                              HOLDER SIGNATURE PAGE

     The undersigned, desiring to become a Holder under, and legally bound by, that certain Registration Rights Agreement (the "Registration Rights Agreement"), dated as of April 5, 2006, by and among Kimco Realty Corporation and certain members of KIMCO Pergament LLC, hereby becomes a party to the Registration Rights Agreement. The undersigned agrees that this signature page may be attached to any counterpart copy of the Registration Rights Agreement.

                                        Holder: Paul R. Slayton


                                        /s/ Paul R. Slayton
                                        ----------------------------------------
                                        Address: P.O. Box 1084
                                                 Bridgehampton, NY 11932

                                        Telephone: 516-314-5457
                                        Telecopy: 212-748-7951
                                        Federal Tax ID#: ###-##-####

                                        Address for Notice:

                                        P.O. Box 1084
                                        Bridgehampton, NY 11932

                                        The Holder Represents that, as of this
                                        day and without regard to Units owned by the Holder, it has beneficial ownership of (check one):

                                         X   No shares of Common Stock of Kimco
                                        ---  Realty Corporation

                                             The following number of shares of
                                        ---  Common Stock of Kimco Realty
                                             Corporation:

                                             -----------------------------------

                                    EXHIBIT A

                                     HOLDERS

Paul Slayton

Murray Pergament 1999 Trust F/B/O the issue of Bruce Pergament

Robert Pergament


                                       16